UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2004

MAYTAG CORPORATION

(Exact name of registrant as specified in its charter)

A Delaware Corporation

(State or other jurisdiction incorporation)

Commission file number 1-655

I.R.S. Employer Identification No. 42-0401785

403 West Fourth Street North, Newton, Iowa 50208

(Address of principal executive offices)

Registrant’s telephone number: 641-792-7000

N/A

(Former name or former address, if changed since last report.)

Item 5. Miscellaneous

Attached as Exhibit 99 is an exhibit disclosing Maytag’s new segment reporting results for each quarter in 2003 and for the year in 2003 and 2002. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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Item 7. Financial Statements and Exhibits

(c) Exhibits.

The exhibits accompanying this report are listed in the accompanying Exhibit Index.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maytag Corporation
(Registrant)

By:	/s/ George C. Moore
George C. Moore
Executive Vice President and Chief Financial Officer

April 21, 2004

(Date)

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EXHIBIT INDEX

The following exhibits are filed herewith.

Exhibit No.
99	New segment reporting disclosure for 2003 and 2002.

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